Exhibit 99.4

Wipro Opus Risk Solutions LLC

Bravo 2021 – NQM1

300 Tri-State International – Suite 320 | Lincolnshire, IL 60069 | www.opuscmc.com | 224.632.1300

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Executive Narrative

March 19, 2021

Performed by

Wipro Opus Risk Solutions LLC

For

Loan Funding Structure LLC

This report summarizes the results of a due diligence review performed on a pool of 13 loans provided by Loan Funding Structure LLC.(“Customer”) who provided Wipo Opus Risk Solutions (“Consultant” or “Opus”) with a data tape, from which all loans were loaded into the OpusFirst® or Paragon® underwriting software. Consultant performed a compliance review on all loans. The review started on 08/30/2016 and ended on 10/26/2016.

An ATR (“Ability to Repay”) review as required under CFR 1026.43 was conducted at the time of the initial diligence review. The initial review was not intended to meet the published criteria of any Nationally Recognized Statistical Rating Organization (“NRSRO”) and due to the lapse in time, Consultant is not able to determine the variance from published NRSRO criteria, or depth of documentation reviewed to determine ATR. The compliance scope does not include applicable sections of CFR 1026.43 since the original scope was not intended to meet published NRSRO criteria. A final ATR status has not been provided for the 13 loans. The final loan and compliance grade assigned to each loan is based on the following compliance scope.

Consultant was established in 2005. Consultant was acquired in January 2014 by Wipro Ltd, a global information technology, consulting, and outsourcing company.

Review Scope outlines are located below

Review Scope

1.	Regulatory Compliance

Each mortgage loan file was subject to a post-closing regulatory compliance review verified that each mortgage loan closed in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan and that the loans met the applicable disclosure requirements provided under (i) the federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026; (ii) Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 24 C.F.R. Part 3500; (iii) the National Flood Insurance Act, (iv) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations; and (v) the disclosure requirements and prohibitions of the applicable state, county and municipal laws and ordinances enacted to combat predatory lending.

1.1	Federal Truth in Lending Act/Regulation Z:

A review of the material compliance disclosures set forth in Reg Z, as amended, including the Truth in Lending Disclosure and the Notice of Right-to-Cancel, if applicable; and a review and comparison of the material disclosures with a report outlining any TILA violations. This included a re-calculation of disclosed finance charge [§1026.18(d)], proper execution by all required parties [§1026.17(b)], principal and interest calculations [§1026.18(s)], payment stream(s), recalculation of disclosed APR [§1026.22], and a review to ensure disclosure differences are within the allowed tolerances [§1026.18(d) and §1026.23(g)]. A review of the Notice of Right to Cancel (§1026.15 / §1026.23):  Review included a verification of the transaction date and expiration date, ensured proper execution of the Notice of Right to Cancel by all required parties verifies the disbursement date and determines if a full 3 day rescission period was adequately provided to the borrower(s).

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1.2	Business Days as Defined by Regulation Z:

General business day was defined as the days on which a creditor’s offices were open to the public for carrying on substantially all of its business functions excluding Sundays and holidays specified by §1026.2(a)(6). Specific business day was defined as all calendar days (Monday through Saturday) excluding Sundays and holidays specified by 5 U.S.C. 6103(a)

1.3	MDIA (Mortgage Disclosure Information Act) - Applications Dated After 07/30/2009 and Prior to 10/03/2015):

1.3.1	Initial Delivery: Creditor must deliver the Initial Disclosures within 3 “general” business days of application
1.3.2	No Pre-disclosure Fees: Creditor may not charge fees, other than credit report fee, prior to borrower receiving the Initial Disclosures
1.3.3	7 Day Waiting Period: Creditor must deliver the Initial Disclosures more than 7 “specific” business days prior to closing
1.3.4	3 Day Waiting Period: Creditor must issue revised disclosures if APR in initial disclosures becomes inaccurate. Closing may not occur until the 3rd “specific” business day after the consumer receives the corrected disclosures.
1.3.5	APR on Final TIL: APR on Final TIL must be within tolerance 1/8 or ¼ of percent difference in APR based on regular or irregular payment stream.

1.4	Home Ownership Equity Protection Act (HOEPA) testing, to include:

1.4.1	APR test [HOEPA (§1026.32(a)(1))] and [HPML(§1026.35(a)(1))]
1.4.2	Points and Fees test [HOEPA (§1026.32(a)(2))]
1.4.3	Review of HOEPA disclosure (§1026.32(c)) for accuracy (i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)
1.4.4	Review and confirm documentation type (i.e. full, stated, no ratio)
1.4.5	Review for evidence of prepayment penalty
1.4.6	Verification of Debt to Income conformity, when necessary.

HOEPA (Section 32) loan coverage has been expanded to include purchase-money mortgages and open-end credit plans (i.e., home equity lines of credit or HELOCS), as well as the amendment of rate and points and fees threshold testing. Consultant system requirements were updated to address the expansion of coverage as well as amendments to threshold testing. In addition, there was a homeownership counseling requirement verified for all covered loans.

1.5	RESPA/Regulation X (Loans with an Application Date prior to 10/03/2015):

Each mortgage loan was reviewed to ensure compliance with the January 1, 2010, or most current amendments to Regulation X.  The RESPA/Regulation X review consisted of the following:

1.5.1	Good Faith Estimate (GFE):
1.5.2	Consultant confirmed compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
1.5.3	Confirmed the presence of the current GFE form in effect at the time of origination.
1.5.4	Verified the GFE was provided to the borrower(s) within three days of “Application”.

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1.5.5	Application was defined by Regulation X and generally was considered complete when the following seven conditions were met:
1.5.5.1	Borrower(s) First and Last Name
1.5.5.2	Borrower(s) Social Security Number (to enable the loan originator to obtain a credit report)
1.5.5.3	Subject Property Address (including “To Be Determined”)
1.5.5.4	Mortgage Loan Amount Sought
1.5.5.5	Estimation of Property Value
1.5.5.6	Monthly Income
1.5.5.7	Any other requirement as defined in the lender’s policies and procedures
1.5.6	Consultant verified that all Broker fees, including Yield Spread Premium (“YSP”) were accurately disclosed and reflected in the appropriate locations.
1.5.7	Fees were reviewed to ensure they were reasonable and customary fees for the lender and title and escrow companies and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the document.
1.5.8	Analysis determined whether a Changed Circumstance form was required to accompany each revised Good Faith Estimate (GFE)
1.5.9	Change of Circumstance Definition:
1.5.9.1	Acts of God, war, disaster or other emergency;
1.5.9.2	Information particular to borrower or transaction that were relied on in providing the GFE and that changes or is found to be inaccurate after GFE was provided to borrower;
1.5.9.3	New information particular to the borrower or transaction that was not relied on in providing the GFE; or
1.5.9.4	Other circumstances that were particular to borrower or transaction, including boundary disputes, need for flood insurance or environmental problems
1.5.9.5	In the event any of the above occurs, the loan originator was required to provide a new revised GFE to the borrower within 3 business days of receiving information sufficient to establish “changed circumstances” and document the reason the revised GFE was provided.
1.5.9.6	Rate Locks: If the rate was not been locked by the borrower or a locked rate expired, the charge or credit for rate chosen, adjusted origination charges, per diem interest and loan terms related to the rate may change. If borrower later locks the rate, a new GFE was provided showing the revised rate-dependent charges and terms. All other charges and terms remained the same as on the original GFE, except as otherwise provided above for “changed circumstances.”
1.5.10	Final HUD-1: Consultant confirmed compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
1.5.10.1	Confirmed the presence of the current applicable Final HUD-1 form
1.5.10.2	Confirmed the Final HUD-1 accurately lists all broker and YSP fees.
1.5.11	Good Faith Estimate (GFE ) and Final HUD-1 Analysis: Confirmed compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
1.5.11.1	Analysis of Origination fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (no variance) - No variance for the following charges:
1.5.11.1.1	Origination Charge
1.5.11.1.2	Credit or Charge for Interest Rate Chosen
1.5.11.1.3	Adjusted Origination Charge
1.5.11.1.4	Transfer Taxes

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1.5.11.2	Analysis of Third-Party fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (10% tolerance) - 10% tolerance between GFE and actual charges at settlement for sum of following services:
1.5.11.2.1	Lender-required settlement services (lender selects third-party provider);
1.5.11.2.2	Lender-required services, title services and required title insurance, and owner’s title insurance, when the borrower uses a settlement service provider identified by the loan originator; and
1.5.11.2.3	Government recording charges
1.5.12	Analysis confirmed all fees are accurately reflected in the correct tolerance category on the Good Faith Estimate (GFE) and Final HUD-1
1.5.13	Analysis confirmed lender accurately provided borrower adequate restitution in the event of tolerance violations and timelines for restitution/document correction were adhered to
1.5.14	Analysis confirmed loan terms are accurately disclosed between the Good Faith Estimate (GFE) and Final HUD-1
1.5.15	Analysis confirmed page 3 of the HUD-1 accurately reflects fees disclosed on the Good Faith Estimate (GFE) and Final HUD-1

1.6	TILA RESPA Integrated Disclosure Statement Of Work
3.7.1.	ELIGIBILITY

3.7.1.1.	The following criteria were used in determining whether TRID applies:

3.7.1.1.1.	The Application Date was October 3, 2015, or later (the earlier of the date the broker or lender received the borrower’s application).
3.7.1.1.2.	The Loan Purpose and Property Type included a closed-end mortgage secured by real estate:

3.7.1.1.2.1.	Purchase
3.7.1.1.2.2.	Refinance (Cash Out or Rate Term)
3.7.1.1.2.3.	Construction and Construction to Permanent Financing
3.7.1.1.2.4.	SFR, 1-4 Unit, PUD, Condo and Coops (Coop may be excluded based on Client instructions)
3.7.1.1.3.	The Loan Purpose and Property Type does not include:

3.7.1.1.3.1.	HELOCs
3.7.1.1.3.2.	Reverse mortgages
3.7.1.1.3.3.	Dwellings that were not attached to real property

3.7.1.1.4.	Mobile homes, where the consumer did not own the land For purposes of determination of Occupancy, TRID applied to loans for owner occupied, second home and vacant land.
3.7.1.1.5.	Opus CMC applied the standard exemptions from TILA, i.e., business purposes loans, loans for agricultural purposes and loans secured by five (5) or more units.

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3.7.1.1.5.1.	Please be aware that TILA contained a TRID-specific exemption for certain subordinate lien loans for the purposes of various types of assistance programs such as down payment or closing cost, property rehabilitation, energy efficiency or foreclosure avoidance or prevention. Opus CMC will not test such loans for TRID compliance.

3.7.2.	TRID COMPLIANCE REVIEW– LOAN ESTIMATE (″LE″)

3.7.2.1.	INITIAL LE

3.7.2.1.1.	Verification of compliance with timing requirements as to whether the Initial LE was delivered within three (3) business days from the Application Date. The Initial LE used the delivery date to calculate the earliest closing Consummation Date (no less than seven (7) business days from the delivery of the Initial LE). The delivery date was the date the creditor hand delivered the disclosures or placed the disclosures in the mail, 1026.19(e)(1).

3.7.2.2.	REVISED LEs

3.7.2.2.1.	If there was a revision to the LE, validated that the Revised LE was provided within three (3) days of COC, BRC or interest rate lock. Review was necessary for sufficient information to establish one of the six (6) valid reasons to reset tolerance fees set forth in TRID:
3.7.2.2.1.1.	Changed Circumstance affecting settlement charges
3.7.2.2.1.2.	Change Circumstance affecting eligibility
3.7.2.2.1.3.	Revisions requested by the consumer
3.7.2.2.1.4.	Interest rate dependent charges
3.7.2.2.1.5.	Expiration of the LE and
3.7.2.2.1.6.	Delayed settlement date on a construction loan
3.7.2.2.1.7.	Timing Requirement for LE 7 days prior to consummation
3.7.3.	DETERMINATION OF FINAL BINDING LE

3.7.3.1.	Reviewed and analyzed each LE in file to determine final Binding LE. If there was a change in loan terms, change in interest rate or increase in charges subject to variances without valid reason for a Revised LE as set forth above, findings will be cited. If a Revised LE was issued without a valid reason, the previous valid LE would be considered the Binding LE for the purposes of comparison with the Closing Disclosure. [Also see Variance Tests and Closing Disclosure for COC/BRC events disclosed after issuance of Initial CD]

3.7.3.1.1.	Verification of compliance with timing requirements that there have been no loan estimates provided to the borrower after a Closing Disclosure has been delivered, and whether the Final LE was provided at least four (4) business days prior to the closing Consummation Date.

3.7.3.1.2.	If the LE does not contain a signature line for the consumer’s confirmation of receipt, then OPUS will look for the “Loan Acceptance” statement under “Other Considerations” or other client-documented acknowledgement and borrower intent to proceed.

3.7.3.1.3.	Verification that the correct form was used and all sections of the Initial LE are completed (no blanks, “NA’s” or incomplete sections) and the Initial LE was accurate as follows:

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3.7.3.1.3.1.	Verification of the technical formatting of the LE was NOT included in the standard review. The formatting of the document was the responsibility of the document preparation source.

3.7.3.1.3.2.	General loan information and loan terms sections completed and formatting was accurate.

3.7.3.1.3.2.1.	Verified loan term, purpose, and product descriptions follow the prescribed format.

3.7.3.1.3.2.2.	Verified all applicants applying for credit, as disclosed on the application, are listed on the LE

3.7.3.1.4.	“Can this amount increase after closing?” and “Does the loan have these features” sections were completed and were accurate based on the terms disclosed on the LE.

3.7.3.1.5.	If rate was locked, were lock expiration date, time and time zone disclosed.

3.7.3.1.6.	Settlement charges good through date, time and time zone disclosed with minimum of 10 days during which borrower was permitted to shop knowing fees were locked during that timeframe.

3.7.3.1.7.	Projected Payments and Estimated Taxes, Insurance & Assessments sections were complete and accurate based on the loan terms and information known at the time of disclosure.

3.7.3.1.8.	The Closing Costs and Cash-to-Close sections were complete and accurate based on the information provided on page 2 of the LE.

3.7.3.1.9.	Fees disclosed properly (alphabetical order within Section with certain exceptions, and all title fees start with “Title – ”) in Closing Cost Details section.

3.7.3.1.9.1.	It is recommended that an Itemization of Fees was provided for any fees disclosed as “Aggregate”. It is quite difficult to determine if the fees were disclosed properly without this information

3.7.3.1.10.	Any addenda found in file listing ADDITIONAL fees for sections other than Section C

3.7.3.1.11.	If Interest Only Payments, Optional Payments, Step Payments, or Seasonal Payments, was Adjustable Payment (“AP”) Table disclosed and accurate based on early disclosures in the file.

3.7.3.1.12.	If ARM or Step Rate, was Adjustable Interest Rate (“AIR”) Table disclosed and accurate based on the early disclosures in the file.

3.7.3.1.13.	The Comparison section was complete.

3.7.3.1.14.	Rounding rules verified as per 1026.37(o)(4).

3.7.3.1.15.	Other Considerations Section was complete

3.7.4.	WRITTEN LIST OF PROVIDERS

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3.7.4.1.	If the lender places fees in the Services You Can Shop For category, verified that the file contains a Written List of Providers provided to the borrower within three (3) business days of application. The WLSP must include at least one available provider for each service and state the consumer may choose a different provider for that service. If a written list of service providers was not provided, the fees will be treated as a 10% Tolerance fee but a finding for missing service provider list will be noted. If a written list of service providers was provided outside of three (3) days of the application date, the fees was treated as a 10% Tolerance fee but a finding for a service provider list being provided outside of three (3) days from application was noted.

3.7.5.	VARIANCE TESTS

3.7.5.1.	Utilized one (1) of the following Variance Categories in performing variance tests:

3.7.5.1.1.	Zero Tolerance/Variance* - A finding was cited if any charges increase from the Binding LE to the Final CD without COC or BRC. Such increases included:

3.7.5.1.1.1.	Fees paid to the lender, broker or an affiliate of either lender or broker [except fees paid to an affiliate of the lender for services NOT required by the creditor are not subject to tolerance/variance per CFR 1026.19(e)(3)(iii)(E)];

3.7.5.1.1.2.	Fees paid to an unaffiliated third party if the lender did not permit the borrower to shop for servicer; and

3.7.5.1.1.3.	Transfer taxes.

3.7.5.1.1.4.	Lender Credits

3.7.5.1.2.	10% Tolerance/Variance* – A finding was cited if the aggregate of the charges increased by more than 10% from the Binding LE to the Final CD without COC or BRC. If a fee/service is listed on the LE but not charged/reflected on the Final CD, the fee was removed and not considered in calculating the 10% variance threshold pursuant to Comment 19(e)(3)(ii)-5. Such increases included:

3.7.5.1.2.1.	Recording fees; and

3.7.5.1.2.2.	Charges for third party services not paid to creditor or affiliate AND borrower permitted to shop for service but selected a provider on the creditor’s Written List of Service Providers.

3.7.5.1.2.3.	Prepaid mortgage insurance was treated as a 10% tolerance fee if it can be shopped for (and not identified as an affiliate), otherwise it was treated as a zero tolerance fee.

3.7.5.1.3.	No Tolerance/Unlimited – No finding was cited if any of the charges change from the Binding LE to the Final CD, provided that the disclosed amount on the LE was based on information reasonably known to the creditor at the time of disclosure (disclosed in good faith), such as:

3.7.5.1.3.1.	Prepaid interest;

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3.7.5.1.3.2.	Property insurance premiums;

3.7.5.1.3.3.	Impounds/Escrows;

3.7.5.1.3.4.	Charges for services required by the creditor but the borrower was permitted to shop for and borrower selects a third party provider not on the lender’s Written Service Provider List; and

3.7.5.1.3.5.	Charges for third party services NOT required by the creditor (even if paid to an affiliate of the creditor).

3.7.5.1.4.	Notes of interest for “No Tolerance/Unlimited”:

3.7.5.1.4.1.	Prepaid property taxes charged by local and state governments periodically had no tolerance under the general ‘best information reasonably available’ standard unless otherwise instructed by the Client.

3.7.5.1.4.2.	As noted above, Opus CMC reviewed the loan file for evidence the disclosure was not made in “Good Faith”. “Good faith” meant the creditor made the estimate based on the information reasonably available to them at the time the LE was provided. Absent such evidence, Opus CMC considered the disclosures made in “good faith”. Two examples where a disclosure would be considered not made in “good faith” and a finding cited were:

3.7.5.1.4.2.1.	The creditor required homeowner’s insurance but fails to include a homeowner’s insurance premium, a finding would be added that the LE was not issued in good faith.

3.7.5.1.4.2.2.	The creditor knew the loan must close on the 15th of the month but estimates prepaid interest to be paid from the 30th of that month, a finding would be added that the LE was not issued in good faith.

3.7.5.1.5.	Other Variance Notes

3.7.5.1.5.1.	Additionally, if a documented valid COC or BRC occurs resulting in a change to loan terms, settlement charges or interest rate within four (4) business days of consummation, the variance test was performed based on the revised amounts disclosed on the initial CD (or subsequent CD if change occurs after initial CD has been provided) provided that the change was related to the COC or BRC per Comment 19(e)(4)(ii)-1.

3.7.5.1.5.2.	For loans with no Interim LE and no COC or BRC occurring four (4) days prior to consummation, fees and charges on the CD were tested for compliance with permitted variances against fees disclosed on Initial LE.

3.7.5.1.5.3.	For loans with an Interim LE, the following procedures was applied:

3.7.5.1.5.3.1.	Review of each Interim LE and fees and charges on the CD were tested for compliance with variance thresholds against fees supported by a valid COC or BRC related to the charge that increased

3.7.5.1.5.3.2.	In cases where an Interim LE was issued with several fee increases, but only some were supported by or related to a valid COC or BRC, those fees which were not supported by or related to a valid COC, BRC or disclosed on an LE that were not provided timely (within three (3) business days of changed circumstance) was tested for variance using the amounts disclosed in the Initial LE previously valid LE.

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TRID COMPLIANCE REVIEW – CLOSING DISCLOSURE (″CD″)

3.7.5.2.	Opus CMC conducted a general CD review and verified the following:

3.7.5.3.	Recommendation: Closing Disclosure provided at closing was marked “Final.” Although this was not a requirement, marking the Closing Disclosure as Final will ensure a timely review.

3.7.5.4.	That the correct form was used and all sections of the CD were completed (no blanks or incomplete sections).

3.7.5.5.	Acknowledgement of receipt by all borrowers with a right to rescind under 1026.23 by verifying that each borrower with a right to rescind was provided with a copy of the CD. This could include the non-borrowing spouse. Acknowledgement was based on lender guidelines

3.7.5.6.	If the CD does not contain a signature line for the consumer’s signature, OPUS looked for the required alternative statement in “Other Disclosures” with the heading of “Loan Acceptance”. While not required, Opus CMC highly recommended that the client require the CD to be signed and dated by the consumer as it would ensure a timely review.

3.7.5.7.	If a subsequent CD was issued having changes to (a) the loan product which affects disclosed terms and loan information; (b) the addition of a prepayment penalty; or (c) an APR which exceeded the previously disclosed APR by more than the permitted tolerances for accuracy, OPUS would test that the borrower was given an additional three (3)-business day waiting period from the date of final pre-close CD with (a) the final loan product; (b) the prepayment penalty addition; or (c) the APR, and that the final pre-close CD was received by borrower by consummation.

3.7.5.8.	On the final CD the following checks and limitations apply:

3.7.5.8.1.	Verification of the technical formatting of the CD was out of scope in the standard review. The formatting of the document was the responsibility of the document preparation source.

3.7.5.8.2.	Closing, Transaction and Loan Information sections have been completed with accurate information.

3.7.5.8.3.	Loan terms sections were completed.

3.7.5.8.3.1.	Opus CMC verified loan term, purpose, and product descriptions follow the prescribed format.

3.7.5.8.3.2.	Opus CMC verified all applicants applying for credit, were disclosed on the application, were listed on the LE

3.7.5.8.4.	“Can this amount increase after closing?” and “Does the loan have these features” sections were completed accurately.

3.7.5.8.5.	Projected Payments and Estimated Taxes, Insurance & Assessments sections were completed accurately.

3.7.5.8.6.	Fees have been disclosed properly (alphabetically, correct buckets and all title fees start with “Title – ”) in Closing Cost Details section.

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3.7.5.8.7.	Any addenda found in file listing ADDITIONAL fees for sections other than Section C (Services You Can Shop For).

3.7.5.8.8.	Calculating Cash to Close table completed accurately.

3.7.5.8.9.	Summaries of Transaction section completed accurately

3.7.5.8.10.	Loan Disclosures section complete:

3.7.5.8.10.1.	CD Assumption, Demand Feature, Negative Amortization, and Partial Payments sections completed properly (at least and only one box selected).

3.7.5.8.10.2.	Late Payment completed properly (terms disclosed and accurate per note).

3.7.5.8.10.3.	Escrow Amount section completed properly (only one box selected and amounts disclosed).

3.7.5.8.10.3.1.	Escrow Property Costs over Year 1 to be calculated per the payments scheduled to be made in a 1 year period after consummation (1026.38)I)(7)(i)(A)(1).

3.7.5.8.11.	Non-Escrowed Property Costs over 1 Year to be calculated using either 11 or 12 months as determined by client. (1026.38)(I)(7)(i)(B)(1)

3.7.5.8.12.	If Interest Only, Optional Payments, Step Payments, or Seasonal Payments, was Adjustable Payment (″AP″) Table disclosed accurately.

3.7.5.8.13.	If ARM or Step, was Adjustable Interest Rate (″AIR″) Table disclosed accurately.

3.7.5.8.14.	Loan Calculations section complete and accurate.

3.7.5.8.14.1.	Total of Payments were accurate per 1026.38(o)(1).

3.7.5.8.14.1.1.	Include fees in section A, B, and C that were paid by the borrower as well as the seller or other if those fees were customarily paid by the borrower.

3.7.5.8.14.2.	Capture amounts disclosed in Loan Calculations section and test for TILA tolerance violations on disclosed APR and Finance Charge.

3.7.5.8.14.3.	Total Interest Percentage (TIP) accurate with proper rounding.

3.7.5.8.15.	Other Disclosures section complete with at least one choice selected were applicable.

3.7.5.8.15.1.	Review for the creditor’s selection of one of the two options in the Liability After Foreclosure section, but will not make an independent judgment whether or not the selection was correct for the property state. Only issue a condition if either no selection was made or if both selections were made.

3.7.5.8.16.	Contact Information section was complete with information from the each party of the transaction provided as applicable.

3.7.5.8.17.	Rounding rules verified as per 1026.38(t)(4). Rounding on all percentages except APR had percentages truncated so that a zero was not disclosed in the last decimal place (7.250 should be rounded to 7.25).

3.7.6.	TRID METHOD OF RECEIPT OF LE AND CD

3.7.6.1.	Determined the method of receipt of the revised LE and CD and performed a compliance test with timing requirements. For purposes of the review and verification, the date the borrower was deemed to have received the disclosure(s) was based on any of the following methods:

3.7.6.1.1.	In Person: borrower signature date was used.

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3.7.6.1.2.	Electronic* - No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of e-delivery date was used.
3.7.6.1.3.	Electronic* - With Receipt Confirmation in File, date of receipt confirmation was used.
3.7.6.1.4.	Electronic*-Delivery confirmation of an email, assuming the borrower(s) have consented to electronic delivery.
3.7.6.1.5.	Mail (USPS or other parcel delivery service) – No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of mailing date is used. Delivery confirmation, i.e., confirmation that documents were delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constituted evidence of delivery, not receipt, for the purposes of the receipt requirements.
3.7.6.1.6.	Mail (USPS or other parcel delivery service) – With Receipt Confirmation in File: date of receipt confirmation was used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements. Unknown (unable to determine delivery method or unable to verify borrower received disclosures in any other method than by USPS Mail method): follow the USPS Mail delivery method of three (3) business days from the document issue date. As noted above, a signature by anyone other than the borrower(s) constitutes evidence of delivery and the method of receipt were considered unknown, requiring an additional three (3) days from the date the non-borrower received the documents.
3.7.6.2.	*NOTE: If disclosures were sent electronically, a finding will be cited if there was no evidence in the file that the borrower consented to receive disclosures electronically. Default to the three (3) business day mail rule for delivery without the proper documentation of borrower consent.

3.7.7.	OTHER RECOMMENDED TRID COMPLIANCE TESTS

3.7.7.1.	Applied the following additional compliance tests which were included in the recommended review scope resulting from the 2015 CFPB Amendments:

3.7.7.2.	Use of TRID forms prior to TRID effective date: a finding was cited if the new TRID forms were utilized on a loan with an application received prior to the October 3, 2015 effective date.

3.7.7.3.	Use of TRID forms on loans not covered by TRID: a finding was cited if the new TRID forms were utilized on loans not covered by TRID (i.e., HELOC, i.e. reverse mortgages, i.e. Chattel Dwelling loans (loans on mobile homes that were not also secured by the underlying real property or loans on houseboats).

3.7.7.4.	Your Home Loan Toolkit: a finding was cited if the new Your Home Loan Toolkit Disclosure or evidence the disclosure was delivered or placed in the mail is not in the file or was not provided to the borrower within three (3) business days of application.

3.7.7.5.	Consummation Date: Consummation varied by applicable state law and the term was not often clearly defined. Accordingly generally use the notary date. If there were multiple borrowers and they do not all sign the documents on the same day, then use the latest signature date.

3.7.7.6.	Post-Consummation Disclosures: TRID review scope did not include testing for compliance with the following post-consummation disclosures under TRID:

3.7.7.6.1.	Escrow Closing Notice; and

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3.7.7.6.2.	Mortgage servicing transfer and partial payment notices.

3.7.8.	SUBSEQUENT CHANGES AFTER CONSUMMATION

3.7.8.1.	The following prescribed cures were set forth in section 1026.19 (f)(2)(iii) through (v) were acceptable for changes and corrections to the Final CD after consummation.

3.7.8.1.1.	1026.19(f)(2)(iii) – Changes due to events occurring after consummation.

3.7.8.1.1.1.	If within 30 days of consummation, an event in connection with the settlement of the transaction occurred that caused the final CD to become inaccurate and such inaccuracy resulted in a change to an amount actually paid by the borrower(s) from the amount disclosed, tested for evidence that a new, corrected CD is delivered or placed in the mail to the borrower within thirty (30) days of receiving information that an event occurred.
3.7.8.1.2.	1026.19(f)(2)(iv) – Changes due to clerical errors.

3.7.8.1.2.1.	Non-numeric clerical errors, for the purpose of this scope document were any error not related to a disclosed dollar amount or percentage. Test for evidence a new, corrected CD is delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation. Examples of non-numeric clerical errors include but are not limited to:
3.7.8.1.2.1.1.	Corrections to the closing information section.
3.7.8.1.2.1.2.	Corrections to the transaction information section.
3.7.8.1.2.1.3.	Corrections to loan id # or MIC #.
3.7.8.1.2.1.4.	Corrections to non-numeric identifiers in the Estimated Taxes, Insurance & Assessments section.
3.7.8.1.2.1.5.	Corrections to the fee labels and/or order of fees.
3.7.8.1.2.1.6.	Corrections to the location of the fee(s).
3.7.8.1.2.1.7.	Corrections to missing cure language.
3.7.8.1.2.1.8.	Corrections to the “Did This Change” section of Calculating Cash to Close.
3.7.8.1.2.1.9.	Corrections to the Loan Disclosures section
3.7.8.1.2.1.10.	Corrections to non-numeric items in the Escrow Account section.
3.7.8.1.2.1.11.	Corrections to the Other Disclosures section.
3.7.8.1.2.1.12.	Corrections to the Contact Information section.
3.7.8.1.3.	1026.19(f)(2)(v) – Refunds related to the good faith analysis.

3.7.8.1.3.1.	Test for evidence such as a copy of the refund check, a new corrected CD, and evidence the creditor delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation.

3.7.8.2.	A post-consummation CD was understood to be a re-issued CD with a Date Issued represented as the date the post-consummation CD was issued. Corrections to the final pre-close CD should not be accepted as a post-consummation CD noted in the prescribed cures above.

3.7.8.3.	Errors on LE’s and Interim CD’s and numeric errors on final CD’s which did not have prescribed cures as per the regulation were reported as having been cured. The assessment of risk and decision to accept a finding that did not have a prescribed cure was the responsibility of the purchaser of the loan.

1.7	Additional Disclosures and Requirements:

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Consultant will confirm compliance with current documentation and timing requirements in effect at origination of the Mortgage Loan including:

1.7.1	Servicing Transfer Disclosure (for applications prior to 10/03/2015):
1.7.1.1	Confirm the presence of the Servicing Transfer Disclosure form in file
1.7.1.2	Verify the Servicing Transfer Disclosure was provided to the borrower(s) within three general business days of “Application”
1.7.2	Special Information Booklet (for applications prior to 10/03/2015)/ Home Loan Tool Kit (for applications on or after 10/03/2015):
1.7.2.1	Confirm the presence of the Home Loan Tool Kit is in file for covered loans.
1.7.2.2	Confirm the Home Loan Tool Kit is provided within three general business days of application
1.7.3	Affiliated Business Disclosure
1.7.3.1	Confirm the presence of the Affiliated Business Disclosure in file in the event the lender has affiliated business arrangements
1.7.3.2	Confirm the Affiliated Business Disclosure provided within three general business days of “Application” (Consultant reviews for this disclosure to be provided within three general business days, as the lender will typically know at the time of application if borrower(s) will be referred to affiliates for provision of third party services)
1.7.3.3	Confirm the Affiliated Business Disclosure is executed.
1.7.4	Initial Escrow Disclosure Statement
1.7.4.1	Confirm the presence of the Initial Escrow Disclosure Statement in file
1.7.4.2	Confirm the Initial Escrow Disclosure Statement was provided at closing or within 45 days after settlement

1.8	National Flood Insurance Program (NFIP)

Each mortgage loan will be reviewed to ensure adherence to flood insurance coverage requirements as outlined under the NFIP, including identification of flood zones and subsequent policy documentation for evidence of adequate coverage amounts.

1.9	Homeowner’s Flood Affordability Act (HFIAA)

Each mortgage loan made by an FDIC-supervised institution or servicer acting on its behalf shall require the escrow of all premiums and fess for flood insurance for any designated loan secured by residential improved real estate or a mobile home, made, increased, extended or renewed on or after January 1, 2016

1.9.1	Frequency – Payable with same frequency as payments designated for the loans

1.9.2	Exceptions

1.9.2.1	Loan is an extension of credit primarily for business, commercial or agricultural purposes

1.9.2.2	Loan is in a subordinate position to a senior lien secured by the same residential improved real estate or mobile for which the borrower has obtained flood insurance

1.9.2.3	Flood Insurance coverage for the residential real estate is provided by a policy that

1.9.2.3.1	Meets requirements

1.9.2.3.2	Provided by a condominium association, cooperative or other applicable group and

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1.9.2.3.3	The premium for which is paid by the condominium associate, cooperative, homeowners association, or other group as a common expense.

1.10	Regulatory Compliance Disclaimer

Please be advised that Consultant will not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated herein. There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Consultant are dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Consultant is relying in reaching such findings.

Please be further advised that Consultant does not employ personnel who are licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Consultant do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Consultant. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Client, or other agreed upon party, that has engaged Consultant to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Consultant are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use.

1.11	Seasoning and Certain Compliance Exceptions

Pursuant to the applicable NRSRO criteria, Consultant graded certain compliance exceptions as non-material based on seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period was not limited for claims, other than recession, which are raised as a defense to foreclosure. Information contained in any Consultant reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

2.	High Cost - State & Local Anti-Predatory Regulations:

In addition to federal thresholds, Consultant will review the anti-predatory lending statutes in the following states and local municipalities, as applicable, as well as any additional applicable regulations implemented during the Term of this SOW – legal guidance documentation available for detailed discussion, if necessary:

2.1	Arkansas Home Loan Protection Act, AR. Stat. Ann. § 23-53-101 et seq.
2.2	California Anti-Predatory Lending Statute, CA. Fin. Code § 4970 et seq.
2.3	California Higher Priced Mortgage Loan Statute, CA. Fin Code § 4995 et seq.

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2.4	Colorado Consumer Equity Protection Act, CO. Rev. Stat. § 5-3.5-101 et seq. and as amended by Senate Bill 216 (2007) and House Bill 1322 (2007)
2.5	Colorado Consumer Credit Code, CO. Rev. Stat. 5-1-101 et seq.
2.6	Connecticut Abusive Home Loan Lending Practices Act, CT. Stat. Ann. §36a-746 et seq. and the Responsible Lending and Economic Security Act, CT. House Bill 5577 (2008).
2.7	Connecticut Nonprime Home Loan Statute, CT. Gen. Stat. §§ 36a-760 et seq. (as originally enacted and as amended by Senate Bill 949.
2.8	District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg. § 2000.1 et seq. and DC Mortgage Disclosure Act of 2007.
2.9	Florida Fair Lending Act, FL. Stat. Ann. § 494.0078 et seq.
2.10	Georgia Fair Lending Act, GA. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53)
2.11	Idaho Residential Mortgage Practices Act, ID. Code § 26-3101 et seq.
2.12	Illinois High Risk Home Act, IL. Comp Stat. tit. 815, §§137/5 et seq.
2.13	Illinois High Risk Home Loan Regulations, 38 IL. Admin. Code § 345.10 et seq.
2.14	Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003).
2.15	City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.
2.16	Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).
2.17	Indiana Home Loan Practices Act, IN. Code § 24-9-1-1 et seq. and as amended by 2005 In. P.L. 141 § 6 P2013-011.
2.18	Kansas Consumer Credit Code, KS. Stat. Ann. § 16a-1-101 et seq. Sections 16a-1-301, 16a-3-207 and 16a-3-308a.
2.19	Kentucky Anti-Predatory Lending Statute, KY. Rev. Stat. § 360.100 et seq. and as amended by KY. House Bill 552 (2008).
2.20	Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages, 9A ME. Rev. Stat. Ann. §§ 8-101; 8-103(1); 8-206(8); 8-206A and ME. Legislative Document 1869 (2007).
2.21	Maryland Commercial Law, MD. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by MD. Senate Bill 270 (2008) and Maryland Regulations under the MD. Mortgage Lender Law (2009).
2.22	Maryland Regulations for Higher Priced Mortgage Loans, as promulgated under the MD. Mortgage Lender Law, MD. Code Ann., Fin. Instit. Code §§ 11-501 et seq.; MD. Code Regs. §§ 09.03.06.01 et seq.
2.23	Massachusetts High Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA. House Bill 4387 (2008) 20. MA. Predatory Home Loan Practices Act, M.G.L. Chapter 183(C).
2.24	Massachusetts Regulations for Higher Priced Mortgage Loans, 209 MA. Code Regs. §§ 32.00
2.25	Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.
2.26	Massachusetts Mortgage Lender and Broker Regulations, 940 CMR § 8.00 (15-17).
2.27	Michigan Consumer Mortgage Protection Act, MI. Stat. Ann. § 445-1631 et seq.
2.28	Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et al. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).
2.29	Nebraska Mortgage Bankers Registration and Licensing Act, NE. Stat.§ 45-702 et seq.
2.30	Nevada Anti-Predatory Lending Law, NV. Rev. Stat. § 598D.010 et seq. and as amended by AB 440 and 492.
2.31	New Jersey Home Ownership Security Act of 2002, NJ. Stat. Ann. § C:46:10B-22 et seq. and as amended by PL. 2004, Ch. 84 § 1.

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2.32	New Mexico Home Loan Protection Act, NM. Stat. Ann. § 58-21A-1 et seq. and as amended by Senate Bill 342 (2009).
2.33	New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).
2.34	New York High Cost Home Loan Act, NY. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008). Banking Law Article 6-l (2003) and 6-m (2008).
2.35	North Carolina Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-1.1A to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a) and as amended by House Bill 1817 (2007).
2.36	Ohio Anti-Predatory Lending Statute, OH. Rev. Code Ann. §§ 1349.25 to 1349.37and § 1.63 and as amended by S.B. 185.
2.37	City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.
2.38	Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).
2.39	Oklahoma Higher –Priced Mortgage Loans Law, OK. Admin. Code §§ 160:45-9-1 et seq.
2.40	Pennsylvania Consumer Equity Protection Act, 63 PA. Cons. Stat. Ann. § 456.501 et seq.
2.41	City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.
2.42	Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI. Gen. Laws. §§ 34-25.2-1 et seq., including the Emergency and Final Regulations.
2.43	South Carolina High-Cost and Consumer Home Loans Act, SC. Code § 37-23-10 et seq.
2.44	South Carolina Consumer Protection Code, SC. Code 37-1-101 et seq.
2.45	Tennessee Home Loan Protection Act, TN. Code Annotated §§ 45-20-101 et seq., Title 47 et seq.
2.46	Texas High-Cost Home Loan Statute, TX. Fin. Code Ann. § 343.201 et seq.
2.47	Texas Constitution, Section 50(a)(6), Article XVI
2.48	Utah Residential Mortgage Practices Amendments, UT. Code Ann. § 61- 2c-102 et seq.
2.49	Utah High Cost Home Loan Act, UT. Code § 61-2d-101 et seq.
2.50	Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.
2.51	Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), VA. Code Ann. §§ 6.1-413; 6.1-422, 6.1-428.
2.52	Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), VA. Code Ann. §§ 6.1-411; 6.1-422.1, 6.1-425.1; 6.1-425.2.
2.53	Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.
2.54	Wisconsin Responsible High Cost Mortgage Lending Act, WI. Stat. § 428.202.
2.55	West Virginia Residential Mortgage Lender, Broker and Servicer Act, WV. Code § 31-17-1 et seq.
2.56	Wyoming Credit Code, WY. Stat. Ann. §§ 40-14-101 et seq.

3.	Misrepresentation and Third Party Product Review

Validated that fraud reports and independent third party property valuations reports were in the file. The review will consist of the following:

3.1	Misrepresentation Review

. The Misrepresentation may have included the following:

3.1.1	Signatures

Validated signature consistency across documents. To the extent imaged or hard copy files are provided, Consultant utilized reasonable efforts to validate the consistency of signatures across documents.

3.1.2	Alerts

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Assessed credit report alerts for accuracy and potential issues.

3.1.3	Social Security Numbers

Compared SSN(s) across all file documents.

3.1.4	Document Integrity

Reviewed for apparent alterations to loan documents. To the extent imaged or hard copy files were provided, Consultant utilized reasonable review of alterations to the loan documents.

3.1.5	Data Consistency

Review the documents contained in the loan file for consistency of data.

3.1.6	Third Party Fraud Tools

To the extent a third party fraud tool was contained in the loan file, the Consultant ensured high level or critical warnings were reviewed and addressed.

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Loan Grading Definitions

Compliance

S&P	Moodys	Kroll	DBRS	Definition
A	A	A	A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	B	B	B	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations; however, minor evidentiary issue(s) exist
C	C	C	C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	D	D	D	The loan file is missing critical documentation required to perform the review

Fitch	Definition
A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	The loan is in compliance with all applicable laws and regulations and a benefit to the borrower is present and documented
C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	The loan file is missing critical documentation required to perform the review

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Loan Review Findings

The following summarizes Consultant’s initial and final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Grading Summary Report dated March 19, 2021.

	S&P Compliance Loan Grade

	Final Grade

Initial Grade		A	B	C	D
	A	1
	B		1
	C	2	1
	D	5	3

	DBRS Compliance Loan Grade

	Final Grade

Initial Grade		A	B	C	D
	A	1
	B		1
	C	2	1
	D	5	3

If you have any questions, please contact Pete Butler at Peter.Butler1@wipro.com

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